Exhibit 99.1

Groupon Adopts Limited Duration Shareholder Rights Plan
CHICAGO - April 13, 2020 - Groupon, Inc. (NASDAQ: GRPN) ("Groupon" or the "Company") today announced that its Board of Directors has adopted a limited duration rights plan (the "Rights Plan"), effective April 10, 2020.
In adopting the Rights Plan, the Board of Directors has taken note of the substantial increase in market volatility and uncertainty as a result of the COVID-19 pandemic, as well as its impact on Groupon’s stock price. Given the current unprecedented environment and trading levels as well as the importance of maintaining focus on the Company’s operations, safeguarding the welfare of employees and serving customers, the Board believes adopting the Rights Plan is in the best interest of all Groupon stockholders.
The Rights Plan has an eleven-month duration, expiring on March 10, 2021. It is similar to plans adopted by other public companies, and is intended to promote the fair and equal treatment of all Groupon stockholders and ensure that no person or group can gain control of Groupon through open market accumulation or other tactics without paying an appropriate control premium. The Rights Plan will also position the Company’s Board of Directors to fulfill its fiduciary duties on behalf of all stockholders by ensuring that the Board has sufficient time to make informed judgments about any attempts to take over the Company. The Rights Plan applies equally to all current and future stockholders and is not intended to deter offers that are fair and otherwise in the best interest of the Company’s stockholders. The Rights Plan has not been adopted in response to any specific takeover bid or other proposal to acquire control of the Company.
Under the Rights Plan, Groupon is issuing one right for each share of common stock outstanding at the close of business on April 20, 2020. The rights will become exercisable if a person or group becomes the beneficial owner of 10% or more of the Company’s outstanding common stock (including in the form of synthetic ownership through derivative positions), or 20% or more in the case of eligible passive investors. In the event that the rights become exercisable due to the triggering ownership threshold being crossed, each right will entitle its holder to purchase, at the right’s exercise price, a number of shares of common stock or equivalent securities having a market value at that time of twice the right’s exercise price. Rights held by the triggering person or entity will become void and will not be exercisable to purchase shares at the reduced purchase price. The Board of Directors may, rather than permitting the exercise of the rights, exchange each right (other than rights held by the triggering person or entity) for one share of common stock per right, subject to adjustment.
The Board of Directors will, prior to the rights becoming exercisable, in general be entitled to amend the Rights Plan or to redeem the rights for $0.001 per right.

This announcement is a summary only and is qualified by reference to the full text of the Rights Plan. Additional details regarding the Rights Plan will be contained in a Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission on April 13, 2020.
Note on Forward-Looking Statements
The statements contained in this release that refer to plans and expectations for the next quarter, the full year or the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, our ability to execute, and achieve the expected benefits of our go-forward strategy, including our planned exit from the Goods business; volatility in our operating results; effects of pandemics or disease outbreaks, including Covid-19, on our business; execution of our marketing strategies; retaining existing customers and adding new customers; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments and any potential adverse impact from the United Kingdom's exit from the European Union, retaining and adding high quality merchants; our reliance on email, internet search engines and mobile application marketplaces to drive traffic to our marketplace; cybersecurity breaches; reliance on cloud-based computing platforms; competing successfully in our industry; providing a strong mobile experience for our customers; maintaining and improving our information technology infrastructure; our voucherless offerings; claims related to product and service offerings; managing inventory and order fulfillment risks; litigation; managing refund risks; retaining and attracting members of our executive team; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR and regulation of the Internet and e-commerce; classification of our independent contractors or employees; tax liabilities; tax legislation; protecting our intellectual property; maintaining a strong brand; customer and merchant fraud; payment-related risks; our ability to raise capital if necessary and our outstanding indebtedness; global economic uncertainty; our common stock, including volatility in our stock price; our convertible senior notes; and our ability to realize the anticipated benefits from the hedge and warrant transactions. For additional information regarding these and other risks and uncertainties, we urge you to refer to the factors included under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and our other filings with the SEC, copies of which may be obtained by visiting the Company's Investor Relations web site at investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.
You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither Groupon nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect our expectations as of the date of this release. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.
About Groupon
Groupon (NASDAQ: GRPN) is an experiences marketplace that brings people more ways to get the most out of their city or wherever they may be. By enabling real-time mobile commerce across local businesses, live events and travel destinations, Groupon helps people find and discover experiences––big and small, new and familiar––that make for a full, fun and rewarding life. Groupon helps local businesses grow and strengthen customer relationships––resulting in strong, vibrant communities. To learn more about Groupon’s community-building efforts, please visit community.groupon.com.
Investor Relations Contact:
Jennifer Beugelmans
312-662-7370
jbeugelmans@groupon.com

Media Relations Contact:
Nick Halliwell
312-999-3812
Press@groupon.com